UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act.   ☐

LightPath Technologies, Inc.

Form 8-K

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

On August 6, 2024, LightPath Technologies, Inc. (the “Company”) entered into a bridge note (the “Note”) with Lytton-Kambara Foundation (the “Lender”) pursuant to which the Lender extended a loan to the Company in the principal amount of $3,000,000 (the “Loan”). The Loan is subject to an original issue discount of 7%.  After deducting the original issue discount, fees paid to the Company’s placement, and certain expenses, the Company received net proceeds of $2,700,000.

The Loan bears interest at the rate of 12.5% per annum and has a 1-year term, maturing on August 6, 2025 (the “Maturity Date”), at which time the entire principal amount of the Loan and all accrued but unpaid interest is due and payable in full.

The Company may prepay the principal outstanding under the Note at any time prior to the Maturity Date at 105% of the prepaid principal amount plus any unpaid accrued interest.  Upon the consummation of a transaction resulting in a Change of Control (as defined in the Note) the Company is required to repay the holder of the Note in cash an amount equal to 105% of the outstanding principal balance of the Note plus unpaid accrued interest on the original principal.

The Note contains customary representations, warranties and covenants for agreements of this type and provides for customary events of default, including among other things, failure to make payments when due, breaches of representations and warranties, and certain bankruptcy and insolvency events.  Upon an event of default, the Note’s interest rate shall increase to 18% per annum and the Note holder may, at its option, accelerate the Note whereupon the entire principal amount thereof and all accrued but unpaid interest shall be due and payable in full.

The foregoing descriptions of the Note do not purport to be complete and are qualified in their entirety by reference to the Note, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Bridge Note dated August 6, 2024 by LightPath Technologies, Inc. in favor of Lytton-Kambara Foundation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: August 12, 2024	By:	/s/Albert Miranda
Albert Miranda, CFO

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